EXHIBIT 99.1

Cordia Bancorp Inc. Reports First Quarter 2016 Results

CordiaGrad Divestiture in First Quarter

MIDLOTHIAN, Va., May 16, 2016 (GLOBE NEWSWIRE) -- Cordia Bancorp Inc. (“Cordia”) (NASDAQ:BVA), parent company of Bank of Virginia, reported net loss of $(2.315) million, or $(0.35) per share, for the first quarter of 2015, compared to net income of $351,000, $0.05 per share, for the first quarter of 2015.  Excluding one-time charges of $2.366 million related to the divestiture of CordiaGrad, our online student loan refinancing platform, core net earnings were $51,000, or $0.01 per share.  Included in first quarter results were $221,000 of non-interest expenses for CordiaGrad that will not be included in future quarters due to the divestiture.

 Highlights

  Divestiture of CordiaGrad, our online student loan refinancing platform.  One-time charges related to the divestiture are $800,000 for stock compensation for the former chief executive officer, loss on sale of the CordiaGrad business of $843,000, and a loan held-for-sale valuation expense of $723,000, for a total of $2.366 million.
  16% year-over-year growth in loans, excluding guaranteed student loans
  9% year-over-year growth in total deposits
  Net interest income up 19%, compared to the first quarter of 2015
  Nonperforming assets decreased to 1.06% of total assets from 1.16% for the first quarter of 2015
  Tangible book value per share was $3.94 at March 31, 2016, down from $4.20 at December 31, 2015
  Net interest margin increased to 2.88% from 2.69% for the first quarter of 2015

Chief Executive Officer Ed Barham stated, “Clearly, the biggest impact to our first quarter results related to the company’s strategic decision to exit the student loan refinance business.  While we will incur some additional transitional costs related to the divestiture of CordiaGrad over the next quarter, our second half of the year should generate improved earnings momentum as we focus on our core community banking business.  Despite the loss incurred from divestiture, Cordia Bancorp remains well capitalized as measured by regulatory standards.”

About Cordia Bancorp

Cordia Bancorp Inc. is a public bank holding company founded in 2009 seeking to invest in undervalued community banks and pursue organic and strategic growth in the Mid-Atlantic banking market.  Substantially all of the assets of Cordia consist of its investment in Bank of Virginia.  Bank of Virginia provides retail banking services to individuals and commercial customers through six full-service banking locations in the greater Richmond market, including Chesterfield and Henrico Counties and Colonial Heights, Virginia.

For more information about Cordia Bancorp and Bank of Virginia, visit our websites: www.cordiabancorp.com and www.bankofva.com

DISCLAIMER

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s periodic filings with the Securities Exchange Commission. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

Cordia Bancorp
Consolidated Balance Sheets (unaudited)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(Dollars in thousands, except per share data)	2016	2015	2015	2015	2015
Assets
Cash and due from banks	$4,911	$6,135	$9,437	$11,771	$9,602
Fed funds sold and interest-bearing deposits	12,805	12,325	15,970	7,593	23,495
Total cash and cash equivalents	17,716	18,460	25,407	19,364	33,097
Securities available for sale, at fair value	44,899	46,220	48,721	58,445	41,411
Securities held to maturity, at cost	37,227	25,500	26,281	27,087	20,132
Restricted securities	2,393	2,355	2,330	2,331	2,405
Loans held for sale	10,646	220	109	96	117
Loans held for investment:
Commercial real estate	110,903	105,902	106,335	111,180	109,734
Commercial and industrial	32,881	34,819	26,751	27,919	24,057
Guaranteed student loans	51,693	53,847	56,072	57,900	61,441
Consumer and other	29,943	51,465	39,607	28,865	24,521
Total loans held for investment	225,420	246,033	228,765	225,864	219,753
Less: Allowance for loan losses	(866)	(823)	(903)	(990)	(1,102)
Net loans held for investment	224,554	245,210	227,862	224,874	218,651

Premises and equipment, net	5,919	5,980	6,034	6,083	4,402
Accrued interest receivable	2,018	2,085	1,924	2,033	1,986
Other real estate owned, net of valuation allowance	2,017	1,870	1,761	1,769	1,647
Other assets	429	590	7,555	704	696
Total assets	$347,818	$348,490	$347,984	$342,786	$324,544

Liabilities and stockholders' equity
Non-interest bearing deposits	26,938	28,969	26,829	30,066	26,489
Savings and interest bearing demand deposits	112,582	107,057	105,540	101,769	84,216
Time deposits	150,503	154,018	156,939	152,800	154,920
Total deposits	290,023	290,044	289,308	284,635	265,625

Accrued expenses and other liabilities	943	707	553	464	1,061
FHLB borrowings	30,000	30,000	30,000	30,000	30,000
Total liabilities	320,966	320,751	319,861	315,099	296,686

Common stock - voting	53	51	50	51	51
Common stock - nonvoting	14	14	14	14	14
Additional paid-in-capital	34,075	33,191	33,044	33,061	33,011
Retained deficit	(7,142)	(4,827)	(4,700)	(4,830)	(5,066)
Accumulated other comprehensive loss	(148)	(690)	(285)	(609)	(152)
Total stockholders' equity	26,852	27,739	28,123	27,687	27,858
Total liabilities and stockholders' equity	$347,818	$348,490	$347,984	$342,786	$324,544

Cordia Bancorp
Consolidated Statements of Income (unaudited)

	Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(Dollars in thousands, except per share data)	2016	2015	2015	2015	2015
Interest Income
Interest and fees on loans	$2,628	$2,404	$2,294	$2,327	$2,183
Investment securities	398	412	446	383	363
Interest on federal funds sold and
deposits with banks	9	8	9	5	7
Total interest income	3,035	2,824	2,749	2,715	2,553

Interest Expense
Interest on deposits	546	529	506	470	454
Interest on FHLB Borrowings	95	95	95	93	89
Total interest expense	641	624	601	563	543

Net interest income	2,394	2,200	2,148	2,152	2,010
Provision for (recovery of) loan losses	98	37	(53)	63	(340)
Net interest income after provision for (recovery of) loan losses	2,296	2,163	2,201	2,089	2,350

Non-interest income (loss)
Service charges on deposit accounts	31	39	35	30	30
Net gain (loss) on sale of available for sale securities	-	(3)	22	-	114
Realized and unrealized gains (losses) on loans held for sale	(713)	11	6	9	21
Other fee income	68	62	52	58	48
Total non-interest income (loss)	(614)	109	115	97	213

Non-interest expense
Salaries and employee benefits	1,904	1,006	1,085	1,082	1,280
Professional services	170	147	108	100	84
Occupancy	144	139	149	159	153
Reversal of occupancy fair value discount	-	-	-	(225)	-
Data processing and communications	246	257	233	206	198
FDIC assessment and bank fees	169	195	88	92	90
Bank franchise taxes	48	49	49	49	49
Student loan servicing fees and other loan expenses	167	227	174	208	146
Other real estate expenses	39	13	26	45	6
Supplies and equipment	73	72	71	70	73
Insurance	18	19	20	19	20
Director's fees	53	104	28	21	26
Marketing and business development	35	118	64	31	18
Loss on sale of subsidiary	843	-	-	-	-
Other operating expenses	88	53	91	93	69
Total non-interest expense	3,997	2,399	2,186	1,950	2,212

Net income (loss)	$(2,315)	$(127)	$130	$236	$351

Earnings (loss) per share, basic and diluted	$(0.35)	$(0.02)	$0.02	$0.04	$0.05
Weighted average shares outstanding, basic	6,658,976	6,572,933	6,572,239	6,583,848	6,559,217
Weighted average shares outstanding, diluted	6,658,976	6,572,933	6,572,239	6,583,848	6,559,217

Cordia Bancorp
Consolidated Financial Highlights (unaudited)
	As of and for the Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(Dollars in thousands, except per share data)	2016	2015	2015	2015	2015
Results of Operations
Interest income	$3,035	$2,824	$2,749	$2,715	$2,553
Interest expense	641	624	601	563	543
Net interest income	2,394	2,200	2,148	2,152	2,010
Provision for (recovery of) loan losses	98	37	(53)	63	(340)
Net interest income after provision for (recovery of) loan losses	2,296	2,163	2,201	2,089	2,350
Non-interest income (loss)	(614)	109	115	97	213
Non-interest expense	3,997	2,399	2,186	1,950	2,212
Net income (loss)	$(2,315)	$(127)	$130	$236	$351

Earnings (loss) per share, basic and diluted	$(0.35)	$(0.02)	$0.02	$0.04	$0.05
Weighted average shares outstanding, basic	6,658,976	6,572,933	6,572,239	6,583,848	6,559,217
Weighted average shares outstanding, diluted	6,658,976	6,572,933	6,572,239	6,583,848	6,559,217

Performance Ratios
Return on average assets	-2.65%	-0.14%	0.15%	0.29%	0.44%
Return on average equity	-33.54%	-1.79%	1.85%	3.40%	5.20%
Return on average tangible equity	-33.61%	-1.80%	1.85%	3.41%	5.22%
Efficiency ratio	224.55%	103.90%	96.60%	86.71%	99.51%

Yields and Rates
Yield on loans	4.18%	4.03%	4.09%	4.18%	4.16%
Yield on securities	2.18%	2.15%	2.06%	2.12%	2.07%
Yield on interest earning assets	3.65%	3.39%	3.34%	3.51%	3.42%
Cost of interest bearing deposits	0.83%	0.80%	0.77%	0.79%	0.78%
Cost of total deposits	0.75%	0.72%	0.70%	0.71%	0.70%
Cost of borrowings	1.23%	1.26%	1.26%	1.19%	1.25%
Cost of interest bearing liabilities	0.87%	0.84%	0.82%	0.83%	0.83%
Interest rate spread	2.78%	2.55%	2.52%	2.67%	2.59%
Net interest margin	2.88%	2.64%	2.61%	2.78%	2.69%

Capital
Total equity to total assets	7.72%	7.96%	8.08%	8.08%	8.58%
Tangible equity to total assets	7.70%	7.94%	8.06%	8.05%	8.56%
Book value per share	3.95	4.21	4.29	4.21	4.23
Tangible book value per share	3.94	4.20	4.27	4.19	4.22
Common shares outstanding	6,795,000	6,586,786	6,562,906	6,582,806	6,584,106

Average Balances
Loans	$252,849	$236,822	$222,371	$223,286	$212,566
Securities	73,562	75,979	86,089	72,391	71,198
Earning assets	334,158	330,603	326,904	310,680	302,481
Total assets	351,450	350,910	346,917	327,439	321,455
Interest bearing deposits	264,891	263,393	261,609	239,871	236,415
Total deposits	291,847	292,067	288,455	267,356	264,434
FHLB borrowings	31,129	30,000	30,000	31,346	28,778
Interest bearing liabilities	296,020	293,393	291,609	271,217	265,193
Total equity	27,763	28,106	27,938	27,835	27,353
Tangible equity	27,700	28,034	27,857	27,745	27,254

Asset Quality
Net charge-offs/(recoveries)	55	171	34	175	(353)
Net charge-off rate	0.09%	0.29%	0.06%	0.31%	-0.67%
Non-performing loans	1,683	1,834	1,975	1,918	2,108
Non-performing assets	3,700	3,704	3,736	3,687	3,755
Allowance for loan losses	866	823	903	990	1,102
Non-performing loans as a % of total loans held for investment	0.75%	0.75%	0.86%	0.85%	0.96%
Non-performing assets as a % of total assets	1.06%	1.06%	1.07%	1.08%	1.16%
Allowance for loan losses as a % of total loans held for investment	0.38%	0.33%	0.39%	0.44%	0.50%
Allowance for loan losses as a % of non-performing loans	51.46%	44.87%	45.72%	51.62%	52.28%

Cordia Bancorp
GAAP to Non-GAAP Reconciliations (unaudited)

The table below shows the computations of tangible equity and tangible assets and certain related ratios, all of which are considered to be non-GAAP financial measures. The tangible equity to tangible assets ratio has become a focus of some investors and management believes this ratio may assist in analyzing the Corporation's capital position, absent the effects of intangible assets. These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation, or as substitute for analysis of results reported under GAAP. Because not all companies use identical calculations, the non-GAAP measures presented in the following table may not be comparable to those reported by other companies.

	As of and for the Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(Dollars in thousands, except per share data)	2016	2015	2015	2015	2015
Tangible Equity and Tangible Assets (Period End)
Total shareholders' equity (GAAP)	$26,852	$27,739	$28,123	$27,687	$27,858
Less: intangible assets	59	68	77	86	95
Tangible Equity (non-GAAP)	$26,793	$27,671	$28,046	$27,601	$27,763

Total assets (GAAP)	$347,818	$348,490	$347,984	$342,786	$324,544
Less: intangible assets	59	68	77	86	95
Tangible assets (non-GAAP)	$347,759	$348,422	$347,907	$342,700	$324,449

Total equity to total assets (GAAP)	7.72%	7.96%	8.08%	8.08%	8.58%
Book value per share (GAAP)	$3.95	$4.21	$4.29	$4.21	$4.23
Tangible equity to tangible assets (non-GAAP)	7.70%	7.94%	8.06%	8.05%	8.56%
Tangible book value per share (non-GAAP)	$3.94	$4.20	$4.27	$4.19	$4.22

Tangible Equity and Tangible Assets (Average)
Total shareholders' equity (GAAP)	$27,763	$28,106	$27,938	$27,835	$27,353
Less: intangible assets	63	72	81	90	99
Tangible Equity (non-GAAP)	$27,700	$28,034	$27,857	$27,745	$27,254

Total assets (GAAP)	351,450	350,910	346,917	327,439	321,455
Less: intangible assets	63	72	81	90	99
Tangible assets (non-GAAP)	$351,387	$350,838	$346,836	$327,349	$321,356

Total equity to total assets (GAAP)	7.90%	8.01%	8.05%	8.50%	8.51%
Book value per share (GAAP)	$4.09	$4.27	$4.26	$4.23	$4.15
Tangible equity to tangible assets (non-GAAP)	7.88%	7.99%	8.03%	8.48%	8.48%
Tangible book value per share (non-GAAP)	$4.08	$4.26	$4.24	$4.21	$4.14

FOR MORE INFORMATION
CONTACT:  Mark Severson,
CFO, Cordia Bancorp Inc.
804-763-1322